SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 April 13, 1999
             ------------------------------------------------------

                Date of Report (Date of Earliest Event Reported)

                           INTERNATIONAL PAPER COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       New York                       1-3157                   13-0872805
      ---------                  -----------------           -------------
      (State of                  (Commission File)           (IRS Employer
    Incorporation)                                        Identification Number)

                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)

                                  914-397-1500
                                  ------------
                                 (Telephone No.)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            N/A

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            N/A

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            N/A

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            N/A

ITEM 5.     OTHER EVENTS

            Press Release dated April 13, 1999, announcing earnings for first quarter of 1999.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            N/A

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

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            (a)   Financial Statements:

            N/A

            (b)   Pro Forma Financial Information:

            N/A

            (c)    Exhibits
                  (99) Press Release

ITEM 8.     CHANGES IN FISCAL YEAR

            N/A

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERNATIONAL PAPER COMPANY
                                    (Registrant)

Date: April 16, 1999                S/ CAROL M. SAMALIN
        Purchase, NY                ---------------------------
                                    Carol M. Samalin
                                    Assistant Secretary